Revenue and Geographic Information	6 Months Ended
Jun. 30, 2026
Revenue and Geographic Information [Abstract]
Revenue and Geographic Information
22.	Revenue and Geographic Information

The Company, through its subsidiary – First Towers, generates revenue from the leasing of telecommunications infrastructure, including tower sites and dark fiber routes. As of June 30, 2026, the Company’s revenue is earned entirely in Mexico, where all of its telecommunications infrastructure assets are located.